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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 19, 1999

                        PSB BANCORP, INC.
     (Exact name of registrant as specified in its charter)

      Pennsylvania               000-24601            23-2930740
(State or other jurisdiction     (Commission        (IRS Employer
     of incorporation)            File Number)        Ident. No.)

11 Penn Center, 1835 Market Street, Philadelphia, PA       19103
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code (215) 979-7900


                                N/A
 (Former name or former address, if changed since last report.)

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Item 5.   Other Events.

     On March 19, 1999, PSB Bancorp, Inc.. (the "Company") and First Bank of Philadelphia ("First Bank") executed an Agreement and Plan of Reorganization (the "Agreement"). The Agreement is filed as Exhibit 2.1, and is incorporated herein by reference.

Exhibits.

No.       Exhibit

2.1 Agreement and Plan of Reorganization, dated as of March 19, 1999, between the Company and First Bank

2.2       Press Release dated March 19, 1999
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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              PSB BANCORP, INC.

Dated:  March 22, 1999

                              By/s/ Anthony DiSandro
                                   Anthony DiSandro, President
                                   and Chief Operating Officer
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                          EXHIBIT INDEX


No.       Exhibit

2.1 Agreement and Plan of Reorganization, dated as of March 19, 1999, between the Company and First Bank

2.2       Press Release dated March 19, 1999  <PAGE 4>